Chevy Chase Master Credit Card Trust II
Series 1995-A
1997 Distributions

Pursuant to Section 5.2 (c) of the Chevy Chase Master
Credit Card Trust Series 1995-A Supplement to the
Agreement, Chevy Chase Bank, F.S.B. must provide the following information on an aggregate basis for the year ended December 31, 1997:


A.  1.  The total amount of the distribution to Class A
        Certificateholders during 1997 per $1,000
        original certificate principal amount ... 59.25

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000  original
        certificate principal amount ...........  59.25

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class A Certificates, per $1,000  original
        certificate principal amount ...........   0.00


B.  1.  The total amount of the distribution to Class B
        Certificateholders during 1997 per $1,000
        original certificate principal amount ..  60.37

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class B Certificates, per $1,000  original
        certificate principal amount ...........  60.37

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class B Certificates, per $1,000  original
        certificate principal amount ...........   0.00













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Chevy Chase Master Credit Card Trust II
Series 1995-C
1997 Distributions

Pursuant to Section 5.2 (c) of the Chevy Chase Master
Credit Card Trust Series 1995-C Supplement to the
Agreement, Chevy Chase Bank, F.S.B. must provide the following information on an aggregate basis for the year ended December 31, 1997:


A.  1.  The total amount of the distribution to Class A
        Certificateholders during 1997 per $1,000
        original certificate principal amount ..  59.35

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000  original
        certificate principal amount ...........  59.35

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class A Certificates, per $1,000  original
        certificate principal amount ...........   0.00


B.  1.  The total amount of the distribution to Class B
        Certificateholders during 1997 per $1,000
        original certificate principal amount ..  60.62

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class B Certificates, per $1,000  original
        certificate principal amount ...........  60.62

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class B Certificates, per $1,000  original
        certificate principal amount ...........   0.00

Chevy Chase Master Credit Card Trust II
Series 1996-A
1997 Distributions

Pursuant to Section 5.2 (c) of the Chevy Chase Master
Credit Card Trust Series 1996-A Supplement to the
Agreement, Chevy Chase Bank, F.S.B. must provide the following information on an aggregate basis for the year ended December 31, 1997:


A.  1.  The total amount of the distribution to Class A
        Certificateholders during 1997 per $1,000
        original certificate principal amount ..  58.24

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000  original
        certificate principal amount ...........  58.24

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class A Certificates, per $1,000  original
        certificate principal amount ...........   0.00


B.  1.  The total amount of the distribution to Class B
        Certificateholders during 1997 per $1,000
        original certificate principal amount ..  60.52

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class B Certificates, per $1,000  original
        certificate principal amount ...........  60.52

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class B Certificates, per $1,000  original
        certificate principal amount ...........   0.00

Chevy Chase Master Credit Card Trust II
Series 1996-C
1997 Distributions

Pursuant to Section 5.2 (c) of the Chevy Chase Master
Credit Card Trust Series 1996-C Supplement to the
Agreement, Chevy Chase Bank, F.S.B. must provide the following information on an aggregate basis for the year ended December 31, 1997:


A.  1.  The total amount of the distribution to Class A
        Certificateholders during 1997 per $1,000
        original certificate principal amount ..  53.35

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000  original
        certificate principal amount ...........  53.35

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class A Certificates, per $1,000  original
        certificate principal amount ...........   0.00


B.  1.  The total amount of the distribution to Class B
        Certificateholders during 1997 per $1,000
        original certificate principal amount ..  55.53

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class B Certificates, per $1,000  original
        certificate principal amount ...........  55.53

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class B Certificates, per $1,000  original
        certificate principal amount ...........   0.00